EXHIBIT 99.2

The depositor has purchased mortgage loans from IndyMac Bank, F.S.B. (“IndyMac Bank”) pursuant to a pooling and servicing agreement, dated as of June 1, 2006, among IndyMac Bank, as seller and servicer, the depositor and the trustee, and assigned to the trustee for the benefit of holders of the certificates the mortgage loans (the “Closing Date Mortgage Loans”). Pursuant to each subsequent transfer instrument, the trust acquired subsequent mortgage loans (the “Subsequent Mortgage Loans” and together with the Closing Date Mortgage Loans, the “Mortgage Loans”) to be included in the mortgage pool. The Closing Date Mortgage Loans and Subsequent Mortgage Loans included in the trust are referred to as the “Mortgage Loans”. The Mortgage Loans have an aggregate principal balance as of the subsequent cut-off date of approximately $55,713,769. The Mortgage Loans included in loan group I have an aggregate principal balance equal to approximately $191,571,886, the Mortgage Loans included in loan group II have an aggregate principal balance equal to approximately $191,086,390 and the Mortgage Loans included in loan group III have an aggregate principal balance equal to approximately $383,400,483.

At origination, 99.18% of the Mortgage Loans in loan group I, approximately 96.56% of the Mortgage Loans in loan group II and approximately 97.51% of the Mortgage Loans in loan group III had stated terms to maturity of 30 years. Substantially all of the Mortgage Loans provide for payments due on the first day of each month (a “due date”). Scheduled monthly payments made by the mortgagors on the mortgage loans (“scheduled payments”) either earlier or later than the scheduled due dates thereof is not expected to affect the amortization schedule or the relative application of those payments to principal and interest.

With the exception of 116 of the Mortgage Loans in loan group I, 131 of the Mortgage Loans in loan group II, and 544 of the Mortgage Loans in loan group III, representing approximately 13.61%, 14.67% and 34.65%, respectively, of the Mortgage Loans in that loan group (these Mortgage Loans are referred to in this prospectus supplement as the “interest-only mortgage loans”), all of the Mortgage Loans in each loan group will provide for the amortization of the amount financed over a series of substantially equal monthly payments. The terms of the interest-only mortgage loans only require the related mortgagor to pay interest on the principal balance of the mortgage loan for either the first two, three, five or ten years after its origination, but require that the entire principal balance of the mortgage loan be fully amortized over the related remaining term of the mortgage loan following such interest only period.

Approximately 14.49% of the Mortgage Loans in loan group I, approximately 16.87% of the Mortgage Loans in loan group II and approximately 13.31% of the Mortgage Loans in loan group III are balloon loans and provide for equal monthly payments, consisting of principal and interest, based on a stated amortization schedule, and a single payment of the remaining principal balance of the loan at maturity.

Approximately 698 Mortgage Loans in loan group I, approximately 755 Mortgage Loans in loan group II and approximately 1235 of the Mortgage Loans in loan group III representing approximately 59.90%, 58.27% and 63.04% of the cut-off date principal balance of the mortgage loans in the respective loan groups contain prepayment charges. Prepayment charges provide that if the borrower were to prepay the mortgage loan in full at any time from the origination of the mortgage loan to a date set forth in the related mortgage note (the “Prepayment Charge Period”), the borrower would also have to pay a fee in addition to the amount necessary to repay the mortgage loan. The Prepayment Charge Period for the mortgage loans vary from one year to five years, depending on the terms set forth in the related mortgage note. The amount of the prepayment charge varies.

The mortgage rate of each of the fixed-rate mortgage loans will be fixed for the life of the loan. The Mortgage Rates for a substantial majority of the adjustable-rate mortgage loans will be fixed for a period after the origination of each such mortgage loan, after which it will adjust semi-annually or annually based on the applicable Loan Index. The rates on these loans adjust periodically on a date (the “Adjustment Date”) after an initial period during which their rate is fixed that ends on their initial Adjustment Date. The change in the interest rate of any adjustable rate loan on any single Adjustment Date may not exceed a maximum known as its “Periodic Rate Cap” nor the maximum known as the “Maximum Mortgage Rate”. The interest rate for each of these mortgage loans is computed as a margin specified in the related mortgage note over the applicable Loan Index which may be 6-month LIBOR, 1-year LIBOR or 1-year CMT. “6-month LIBOR” is the average of interbank offered rates for six month U.S. dollar deposits, respectively, in the London market based on quotations of major banks, as published either (x) by Fannie Mae either 30 or 45 days before the Adjustment Date or (y) in the “Money Rates” section of The Wall Street Journal as of the first business day of the month before the Adjustment Date. “1-year LIBOR” is the average of interbank offered rates for one year U.S. dollar deposits, respectively, in the London market based on quotations of major banks, as published either (x) by Fannie Mae either 30 or 45 days before the Adjustment Date or (y) in the “Money Rates” section of The Wall Street Journal as of the first business day of the month before the Adjustment Date. “1-year CMT” is the weekly average yield on U.S. Treasury Securities adjusted to a constant maturity of one year as made available by the Federal Reserve. The following tables summarize these characteristics of the different loan programs for the different types of adjustable-rate mortgage loans that will be included in the trust.

Type	Initial Fixed Rate Period	Base Index	Periodic Rate Adjustment Period
2/6 LIBOR Adjustable Mortgage Loans	2 years	6-month LIBOR	6 mos.
3/6 LIBOR Adjustable Mortgage Loans	3 years	6-month LIBOR	6 mos.
3/1 CMT Adjustable Mortgage Loans	3 years	1-year CMT	1 year
3/1 LIBOR Adjustable Mortgage Loans	3 years	1-year LIBOR	1 year
5/6 LIBOR Adjustable Mortgage Loans	5 years	6-month LIBOR	6 mos.
5/1 CMT Adjustable Mortgage Loans	5 years	1-year CMT	1 year
5/1 LIBOR Adjustable Mortgage Loans	5 years	1-year LIBOR	1 year

The 2/28 Adjustable Mortgage Loans will include performance loans (“Performance Loans”) that provide borrowers the potential of a margin reduction for good payment history. The payment history for the Performance Loan is evaluated in the second month preceding the month in which the initial Adjustment Date occurs. If the related borrower has made scheduled payments in full since the origination of that loan with a maximum of one late payment (which cannot be in the month of evaluation) the loan is eligible for a reduction (ranging from 0.50% to 1.00%) in the margin used to calculate the mortgage rate. Approximately 1.3767% of the Mortgage Loans are Performance Loans.

ALL MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

Current Principal Balance
Mortgage Loans and Subsequent Mortgage Loans

Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.01-50,000.00	384	$13,620,771	1.78%
50,000.01-100,000.00	839	64,306,000	8.39
100,000.01-150,000.00	880	109,533,704	14.30
150,000.01-200,000.00	707	124,580,719	16.26
200,000.01-250,000.00	508	114,442,466	14.94
250,000.01-300,000.00	390	106,985,977	13.97
300,000.01-350,000.00	217	70,104,152	9.15
350,000.01-400,000.00	191	71,905,048	9.39
400,000.01-450,000.00	76	32,668,998	4.26
450,000.01-500,000.00	56	27,019,399	3.53
500,000.01-550,000.00	16	8,379,302	1.09
550,000.01-600,000.00	13	7,473,992	0.98
600,000.01-650,000.00	7	4,463,800	0.58
650,000.01-700,000.00	1	670,500	0.09
700,000.01-750,000.00	7	5,097,121	0.67
800,000.01-850,000.00	1	824,000	0.11
950,000.01-1,000,000.00	4	3,964,811	0.52
Total	4,297	$766,040,759	100.00%

The average current principal balance of the Mortgage Loans is approximately $178,273.

Mortgage Rate
Mortgage Loans and Subsequent Mortgage Loans

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.001-4.500	2	$596,720	0.08%
4.501-5.000	2	980,000	0.13
5.001-5.500	11	3,633,130	0.47
5.501-6.000	44	12,458,804	1.63
6.001-6.500	144	36,161,256	4.72
6.501-7.000	276	70,601,618	9.22
7.001-7.500	339	77,948,627	10.18
7.501-8.000	534	113,974,452	14.88
8.001-8.500	477	98,500,620	12.86
8.501-9.000	595	103,279,748	13.48
9.001-9.500	538	81,853,251	10.69
9.501-10.000	517	74,145,666	9.68
10.001-10.500	320	35,822,985	4.68
10.501-11.000	189	21,994,275	2.87
11.001-11.500	110	12,733,427	1.66
11.501-12.000	109	12,002,878	1.57
12.001-12.500	53	6,575,357	0.86
12.501-13.000	20	1,559,900	0.20
13.001-13.500	8	864,505	0.11
13.501-14.000	7	293,949	0.04
14.001-14.500	2	59,590	0.01
Total	4,297	$766,040,759	100.00%

The weighted average mortgage rate of the Mortgage Loans is approximately 8.494%.

FICO Score
Mortgage Loans and Subsequent Mortgage Loans

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
500 and below	27	$3,545,689	0.46%
501-520	238	37,023,457	4.83
521-540	327	55,163,257	7.20
541-560	386	65,008,808	8.49
561-580	407	70,509,160	9.20
581-600	447	82,349,929	10.75
601-620	713	128,671,428	16.80
621-640	463	92,817,666	12.12
641-660	359	69,912,039	9.13
661-680	265	54,225,311	7.08
681-700	250	37,892,340	4.95
701-720	179	24,773,011	3.23
721-740	131	20,636,737	2.69
741-760	61	11,724,742	1.53
761-780	24	5,416,929	0.71
781-800	17	5,528,924	0.72
801-820	3	841,331	0.11
Total	4,297	$766,040,759	100.00%

The non-zero weighted average FICO score of the Mortgage Loans is approximately 614.

CREDIT LEVELS
Mortgage Loans and Subsequent Mortgage Loans

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	403	$43,507,992	5.68%
1++	2,647	504,237,432	65.82
1+	409	78,638,649	10.27
1	249	48,387,275	6.32
2	180	30,390,450	3.97
3	157	24,138,217	3.15
4	252	36,740,744	4.80
Total	4,297	$766,040,759	100.00%

LIEN STATUS
Mortgage Loans and Subsequent Mortgage Loans

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
First Lien	3,960	$748,111,360	97.66%
Second Lien	337	17,929,399	2.34
Total	4,297	$766,040,759	100.00%

Original Loan-To-Value Ratios (1)
Mortgage Loans and Subsequent Mortgage Loans

Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
50.00 and below	231	$33,220,605	4.34%
50.01-55.00	84	15,037,215	1.96
55.01-60.00	127	22,870,399	2.99
60.01-65.00	193	39,841,627	5.20
65.01-70.00	358	63,196,097	8.25
70.01-75.00	298	56,437,300	7.37
75.01-80.00	1,275	268,706,328	35.08
80.01-85.00	370	66,832,838	8.72
85.01-90.00	765	115,696,118	15.10
90.01-95.00	236	37,559,103	4.90
95.01-100.00	360	46,643,128	6.09
Total	4,297	$766,040,759	100.00%

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien mortgage loans.

The weighted average original loan-to-value ratio of the Mortgage Loans is approximately 78.54%.

TYPE OF DOCUMENTATION PROGRAM
Mortgage Loans and Subsequent Mortgage Loans

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Full	2,210	$368,700,167	48.13%
Limited Income & Asset	81	17,738,352	2.32
Stated Doc	1,949	367,129,726	47.93
No Ratio	17	4,030,967	0.53
No Income No Asset	22	4,875,645	0.64
No Doc	18	3,565,901	0.47
Total	4,297	$766,040,759	100.00%

LOAN PURPOSE
Mortgage Loans and Subsequent Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Purchase	1,620	$288,248,410	37.63%
Cashout	2,418	440,615,070	57.52
Refinance-Rate Term	259	37,177,278	4.85
Total	4,297	$766,040,759	100.00%

Occupancy type (1)
Mortgage Loans and Subsequent Mortgage Loans

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Owner Occupied	3,888	$707,244,856	92.32%
Second Home	42	8,759,806	1.14
Investor Occupied	367	50,036,097	6.53
Total	4,297	$766,040,759	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE
Mortgage Loans and Subsequent Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Single Family Residence	3,016	$519,091,270	67.76%
PUD	609	124,767,545	16.29
2 Unit	221	45,412,857	5.93
Condo Unit	262	44,282,414	5.78
Townhouse	113	14,099,443	1.84
3 Unit	32	9,167,069	1.20
4 Unit	17	5,166,521	0.67
High Rise Condo	27	4,053,641	0.53
Total	4,297	$766,040,759	100.00%

STATE
Mortgage Loans and Subsequent Mortgage Loans

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
California	469	$117,911,945	15.39%
Florida	571	106,833,802	13.95
New York	271	73,869,979	9.64
New Jersey	262	58,215,995	7.60
Maryland	224	45,683,311	5.96
Georgia	235	36,112,647	4.71
Texas	303	33,491,239	4.37
Illinois	185	33,171,630	4.33
Virginia	175	33,039,697	4.31
Massachusetts	113	27,530,151	3.59
Other	1,489	200,180,365	26.13
Total	4,297	$766,040,759	100.00%

ZIP CODE
Mortgage Loans and Subsequent Mortgage Loans

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
20735	9	$2,453,674	0.32%
22193	7	2,056,289	0.27
92223	6	2,017,231	0.26
11706	7	1,962,931	0.26
11717	7	1,856,748	0.24
93535	6	1,787,354	0.23
07726	4	1,686,986	0.22
11413	5	1,680,541	0.22
34953	7	1,643,238	0.21
33186	7	1,599,628	0.21
Other	4,232	747,296,137	97.55
Total	4,297	$766,040,759	100.00%

REMAINING TERM TO MATURITY
Mortgage Loans and Subsequent Mortgage Loans

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
180 and below	284	$17,244,471	2.25%
181 - 240	6	454,611	0.06
241 - 360	4007	748,341,677	97.69
Total	4,297	$766,040,759	100.00%

The weighted average term to maturity of the Mortgage Loans is approximately 354 months.

Product Type
Statistical Calculation Mortgage Loans and Subsequent Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
10 Year Fixed	1	$113,503	0.01%
15 Year Fixed	59	6,192,215	0.81
15 Year Fixed-60 Month IO	1	238,000	0.03
20 Year Fixed	6	454,611	0.06
30 Year Fixed	599	92,274,687	12.05
30 Year Fixed-120 Month IO	210	29,545,695	3.86
Fixed-30/10 Balloon	1	168,935	0.02
Fixed-30/15 Balloon	223	10,700,753	1.40
Fixed-40/30 Balloon	55	10,175,719	1.33
2/6 Month LIBOR	1943	329,688,850	43.04
2/6 Month LIBOR-24 Month IO	22	6,432,995	0.84
2/6 Month LIBOR-60 Month IO	1	217,000	0.03
2/6 Month LIBOR-120 Month IO	395	106,903,551	13.96
2/6 Month LIBOR-40/30 Balloon	355	83,267,513	10.87
3/6 Month LIBOR	58	8,275,570	1.08
3/6 Month LIBOR-36 Month IO	4	810,000	0.11
3/6 Month LIBOR-120 Month IO	21	5,219,452	0.68
3/6 Month LIBOR-40/30 Balloon	1	268,046	0.03
3/1 ARM 1 Year LIBOR	117	18,987,720	2.48
3/1 ARM 1 Year LIBOR-120 Month IO	24	6,328,037	0.83
3/1 ARM 1 Year LIBOR-40/30 Balloon	19	4,335,352	0.57
3/1 ARM 1 Year CMT	1	142,334	0.02
3/1 ARM 1 Year CMT-40/30 Balloon	1	264,585	0.03
5/6 Month LIBOR	5	747,027	0.10
5/6 Month LIBOR-120 Month IO	21	5,605,570	0.73
5/1 ARM 1 Year LIBOR	52	11,155,285	1.46
5/1 ARM 1 Year LIBOR-60 Month IO	1	127,406	0.02
5/1 ARM 1 Year LIBOR-120 Month IO	91	25,527,483	3.33
5/1 ARM 1 Year LIBOR-40/30 Balloon	10	1,872,866	0.24
Total	4297	$766,040,759	100.00%

PREPAYMENT CHARGE TERM
Mortgage Loans and Subsequent Mortgage Loans

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	1,609	$298,278,138	38.94%
12	205	45,733,973	5.97
24	1,458	259,896,713	33.93
36	1,022	160,521,406	20.95
60	3	1,610,529	0.21
Total	4,297	$766,040,759	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
Mortgage Loans and Subsequent Mortgage Loans

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.001-1.500	63	$9,821,709	1.59%
1.501-2.000	178	34,224,355	5.55
2.001-2.500	1	123,437	0.02
2.501-3.000	2,713	524,236,987	85.08
3.501-4.000	3	730,069	0.12
4.001-4.500	1	372,000	0.06
4.501-5.000	182	45,932,086	7.45
6.001-6.500	1	736,000	0.12
Total	3,142	$616,176,643	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
Mortgage Loans and Subsequent Mortgage Loans

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.501-1.000	2,742	$532,010,585	86.34%
1.001-1.500	72	11,992,929	1.95
1.501-2.000	324	71,319,622	11.57
2.001-2.500	1	123,437	0.02
2.501-3.000	3	730,069	0.12
Total	3,142	$616,176,643	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS
Mortgage Loans and Subsequent Mortgage Loans

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.000 and below	252	$68,589,732	11.13%
4.001-4.500	123	28,168,211	4.57
4.501-5.000	389	101,934,636	16.54
5.001-5.500	882	158,548,869	25.73
5.501-6.000	750	145,289,541	23.58
6.001-6.500	307	45,268,225	7.35
6.501-7.000	204	38,887,823	6.31
7.001-7.500	197	23,837,395	3.87
7.501-8.000	23	2,705,345	0.44
8.001-8.500	13	2,733,281	0.44
8.501-9.000	2	213,586	0.03
Total	3,142	$616,176,643	100.00%

The weighted average gross margin of the Mortgage Loans is approximately 5.401%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS
Mortgage Loans and Subsequent Mortgage Loans

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
8.501-9.000	1	$280,000	0.05%
9.001-9.500	2	336,900	0.05
9.501-10.000	2	187,083	0.03
10.001-10.500	10	1,950,716	0.32
10.501-11.000	14	3,251,592	0.53
11.001-11.500	28	8,468,029	1.37
11.501-12.000	55	16,391,301	2.66
12.001-12.500	85	22,936,530	3.72
12.501-13.000	153	39,895,387	6.47
13.001-13.500	221	54,978,425	8.92
13.501-14.000	396	90,505,082	14.69
14.001-14.500	385	83,706,460	13.58
14.501-15.000	478	89,234,419	14.48
15.001-15.500	395	69,577,943	11.29
15.501-16.000	375	59,779,819	9.70
16.001-16.500	221	29,409,728	4.77
16.501-17.000	129	19,216,873	3.12
17.001-17.500	75	10,346,819	1.68
17.501-18.000	68	9,094,325	1.48
18.001-18.500	32	4,799,712	0.78
18.501-19.000	10	1,050,944	0.17
19.001-19.500	7	778,555	0.13
Total	3,142	$616,176,643	100.00%

The weighted average maximum mortgage rate of the Mortgage Loans is approximately 14.496%.

Minimum Mortgage Rate of the Adjustable-Rate Loans
Mortgage Loans and Subsequent Mortgage Loans

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.000 and below	242	$65,215,756	10.58%
4.001-4.500	126	29,663,251	4.81
4.501-5.000	384	100,451,446	16.30
5.001-5.500	867	157,004,320	25.48
5.501-6.000	735	143,192,455	23.24
6.001-6.500	305	45,545,394	7.39
6.501-7.000	212	40,473,662	6.57
7.001-7.500	210	25,378,151	4.12
7.501-8.000	29	3,671,118	0.60
8.001-8.500	19	3,667,948	0.60
8.501-9.000	10	1,353,641	0.22
9.001-9.500	2	334,500	0.05
9.501-10.000	1	225,000	0.04
Total	3,142	$616,176,643	100.00%

The weighted average minimum mortgage rate of the Mortgage Loans is approximately 5.436%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS
Mortgage Loans and Subsequent Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
June 2006	2	$300,799	0.05%
July 2006	2	236,235	0.04
August 2006	5	824,052	0.13
September 2006	12	1,498,357	0.24
October 2006	23	3,348,597	0.54
November 2006	12	1,268,977	0.21
December 2006	3	426,613	0.07
January 2007	4	578,625	0.09
February 2007	3	336,331	0.05
March 2007	4	865,275	0.14
April 2007	9	1,590,819	0.26
May 2007	13	1,962,206	0.32
June 2007	11	2,887,191	0.47
July 2007	16	2,282,766	0.37
August 2007	17	4,374,006	0.71
September 2007	25	4,185,811	0.68
October 2007	2	206,154	0.03
November 2007	2	277,645	0.05
December 2007	4	715,097	0.12
January 2008	10	2,121,265	0.34
February 2008	34	10,150,328	1.65
March 2008	113	26,445,721	4.29
April 2008	670	132,726,973	21.54
May 2008	735	138,149,964	22.42
June 2008	765	147,839,026	23.99
July 2008	218	40,019,172	6.49
September 2008	1	670,500	0.11
October 2008	1	90,316	0.01
November 2008	4	842,108	0.14
January 2009	32	5,413,070	0.88
February 2009	9	1,332,537	0.22
March 2009	14	2,790,458	0.45
April 2009	75	12,796,066	2.08
May 2009	49	9,620,345	1.56
June 2009	46	8,302,905	1.35
July 2009	14	2,571,100	0.42
August 2010	1	117,623	0.02
October 2010	3	557,776	0.09
November 2010	3	834,000	0.14
December 2010	2	858,597	0.14
February 2011	16	3,845,114	0.62
March 2011	32	9,213,168	1.50
April 2011	62	15,837,984	2.57
May 2011	33	7,751,297	1.26
June 2011	25	5,755,723	0.93
July 2011	6	1,357,950	0.22
Total	3,142	$616,176,643	100.00%

The weighted average number of months to the next adjustment date for the Mortgage Loans is approximately 26 months.

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP I

The Mortgage Loans to be included in loan group I consist of 1,104 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance of $191,571,886, subject to a permitted variance of plus or minus 5%. The Mortgage Loans included in loan group I have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).

CURRENT PRINCIPAL BALANCE
mortgage loans and subsequent mortgage loans in loan group i

Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.01-50,000.00	47	$1,882,890	0.98%
50,000.01-100,000.00	217	17,055,924	8.90
100,000.01-150,000.00	273	33,874,834	17.68
150,000.01-200,000.00	190	33,751,930	17.62
200,000.01-250,000.00	151	34,026,837	17.76
250,000.01-300,000.00	112	30,547,818	15.95
300,000.01-350,000.00	62	19,986,330	10.43
350,000.01-400,000.00	45	17,038,073	8.89
400,000.01-450,000.00	4	1,728,250	0.90
450,000.01-500,000.00	1	480,000	0.25
550,000.01-600,000.00	1	559,000	0.29
600,000.01-650,000.00	1	640,000	0.33
Total	1,104	$191,571,886	100.00%

The average current principal balance of the Group I Mortgage Loans is approximately $173,525.

mortgage rate
Mortgage Loans and Subsequent Mortgage Loans in Loan Group i

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
5.001-5.500	2	$676,323	0.35%
5.501-6.000	2	524,109	0.27
6.001-6.500	14	3,016,123	1.57
6.501-7.000	43	9,834,032	5.13
7.001-7.500	70	15,487,923	8.08
7.501-8.000	132	26,305,017	13.73
8.001-8.500	141	28,760,254	15.01
8.501-9.000	178	30,970,986	16.17
9.001-9.500	153	24,863,014	12.98
9.501-10.000	140	21,313,270	11.13
10.001-10.500	85	11,157,480	5.82
10.501-11.000	51	7,002,683	3.66
11.001-11.500	37	4,599,921	2.40
11.501-12.000	33	3,736,707	1.95
12.001-12.500	16	2,447,604	1.28
12.501-13.000	5	645,701	0.34
13.001-13.500	2	230,740	0.12
Total	1,104	$191,571,886	100.00%

The weighted average mortgage rate of the Group I Mortgage Loans is approximately 8.848%.

FICO SCORE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
500 and below	8	$1,018,531	0.53%
501-520	82	13,812,951	7.21
521-540	110	20,617,975	10.76
541-560	117	19,513,166	10.19
561-580	137	22,834,861	11.92
581-600	115	19,808,208	10.34
601-620	197	32,572,080	17.00
621-640	113	21,732,590	11.34
641-660	102	17,824,633	9.30
661-680	55	9,490,089	4.95
681-700	28	4,590,387	2.40
701-720	19	3,589,863	1.87
721-740	9	1,540,388	0.80
741-760	5	1,097,372	0.57
761-780	4	624,759	0.33
781-800	2	506,909	0.26
801-820	1	397,123	0.21
Total	1,104	$191,571,886	100.00%

The non-zero weighted average FICO score of the Group I Mortgage Loans is approximately 597.

Credit Levels
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	21	$4,234,564	2.21%
1++	699	121,007,276	63.17
1+	113	21,904,131	11.43
1	83	15,583,850	8.13
2	58	9,844,858	5.14
3	47	7,668,484	4.00
4	83	11,328,721	5.91
Total	1,104	$191,571,886	100.00%

LIEN STATUS
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
First Lien	1,104	$191,571,886	100.00%
Total	1,104	$191,571,886	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS (1)
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
50.00 and below	70	$10,244,190	5.35%
50.01-55.00	29	5,164,604	2.70
55.01-60.00	39	7,474,103	3.90
60.01-65.00	61	11,965,931	6.25
65.01-70.00	113	18,630,643	9.73
70.01-75.00	90	17,715,698	9.25
75.01-80.00	266	46,618,406	24.33
80.01-85.00	105	19,849,248	10.36
85.01-90.00	207	36,438,485	19.02
90.01-95.00	48	8,450,058	4.41
95.01-100.00	76	9,020,519	4.71
Total	1,104	$191,571,886	100.00%

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien mortgage loans.

The weighted average original loan-to-value ratio of the Group I Mortgage Loans is approximately 77.32%.

type of documentation program
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Full	623	$99,872,210	52.13%
Stated	449	84,598,546	44.16
Limited Documentation	30	6,355,929	3.32
No Ratio	2	745,200	0.39
Total	1,104	$191,571,886	100.00%

LOAN PURPOSE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Cashout	771	$146,625,449	76.54%
Purchase	256	34,081,402	17.79
Refinance-Rate Term	77	10,865,034	5.67
Total	1,104	$191,571,886	100.00%

OCCUPANCY TYPE (1)
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Owner Occupied	952	$168,279,141	87.84%
Investor Occupied	135	20,368,496	10.63
Second Home	17	2,924,249	1.53
Total	1,104	$191,571,886	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

property type
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Single Family Residence	821	$137,585,610	71.82%
PUD	132	25,739,471	13.44
2 Unit	50	10,869,710	5.67
Condo Unit	54	8,445,828	4.41
Townhouse	29	3,964,792	2.07
3 Unit	8	2,789,034	1.46
4 Unit	4	1,083,749	0.57
High Rise Condo	6	1,093,692	0.57
Total	1,104	$191,571,886	100.00%

STATE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Florida	143	$25,752,828	13.44%
California	81	20,335,608	10.62
New York	70	18,379,094	9.59
New Jersey	73	16,233,729	8.47
Maryland	70	14,971,317	7.81
Georgia	68	9,810,146	5.12
Illinois	51	9,256,582	4.83
Texas	85	8,755,780	4.57
Virginia	47	8,662,513	4.52
Massachusetts	30	6,257,580	3.27
Other	386	53,156,706	27.75
Total	1,104	$191,571,886	100.00%

ZIP Code
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
85338	5	$1,185,283	0.62%
20735	4	1,171,888	0.61
11717	4	1,104,366	0.58
33196	3	839,779	0.44
30044	5	835,872	0.44
10306	2	799,776	0.42
30013	3	663,361	0.35
08527	2	651,877	0.34
22193	2	643,000	0.34
90247	1	640,000	0.33
Other	1,073	183,036,684	95.54
Total	1,104	$191,571,886	100.00%

remaining term to maturity
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
180 and below	15	$1,486,431	0.78%
181 - 240	1	79,500	0.04
241 - 360	1,088	190,005,955	99.18
Total	1,104	$191,571,886	100.00%

The weighted average term to maturity of the Group I Mortgage Loans is approximately 357 months.

PRODUCT TYPE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
15 Year Fixed	15	$1,486,431	0.78%
20 Year Fixed	1	79,500	0.04
30 Year Fixed	183	26,334,602	13.75
30 Year Fixed-120 Month IO	26	6,029,691	3.15
Fixed-40/30 Balloon	22	4,285,393	2.24
2/6 Month LIBOR	588	98,235,500	51.28
2/6 Month LIBOR-24 Month IO	1	188,000	0.10
2/6 Month LIBOR-120 Month IO	60	13,348,599	6.97
2/6 Month LIBOR-40/30 Balloon	100	21,364,795	11.15
3/6 Month LIBOR	8	1,330,027	0.69
3/6 Month LIBOR-36 Month IO	3	622,850	0.33
3/6 Month LIBOR-120 Month IO	3	596,865	0.31
3/6 Month LIBOR-40/30 Balloon	1	268,046	0.14
3/1 ARM 1 Year LIBOR	39	5,678,140	2.96
3/1 ARM 1 Year LIBOR-120 Month IO	3	772,940	0.40
3/1 ARM 1 Year LIBOR-40/30 Balloon	7	1,341,749	0.70
3/1 ARM 1 Year CMT	1	142,334	0.07
5/6 Month LIBOR-120 Month IO	4	862,320	0.45
5/1 ARM 1 Year LIBOR	20	4,438,256	2.32
5/1 ARM 1 Year LIBOR-120 Month IO	16	3,657,900	1.91
5/1 ARM 1 Year LIBOR-40/30 Balloon	3	507,947	0.27
Total	1,104	$191,571,886	100.00%

Prepayment Charge Term
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	406	$76,822,203	40.10%
12	51	10,303,334	5.38
24	384	62,083,542	32.41
36	263	42,362,807	22.11
Total	1,104	$191,571,886	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.001-1.500	9	$1,699,425	1.11%
1.501-2.000	51	8,134,216	5.30
2.501-3.000	753	133,793,555	87.24
3.501-4.000	1	262,650	0.17
4.501-5.000	43	9,466,423	6.17
Total	857	$153,356,269	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.501-1.000	756	$134,513,540	87.71%
1.001-1.500	10	1,800,999	1.17
1.501-2.000	90	16,779,080	10.94
2.501-3.000	1	262,650	0.17
Total	857	$153,356,269	100.00%

Gross Margin of the Adjustable-Rate Loans
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.000 and below	18	$3,394,014	2.21%
4.001-4.500	16	2,739,250	1.79
4.501-5.000	124	31,655,480	20.64
5.001-5.500	237	39,349,004	25.66
5.501-6.000	237	43,730,551	28.52
6.001-6.500	96	13,282,067	8.66
6.501-7.000	60	10,699,812	6.98
7.001-7.500	60	6,916,154	4.51
7.501-8.000	5	728,656	0.48
8.001-8.500	4	861,282	0.56
Total	857	$153,356,269	100.00%

The weighted average gross margin of the Group I Mortgage Loans is approximately 5.663%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
9.001-9.500	1	$215,300	0.14%
10.001-10.500	2	285,112	0.19
10.501-11.000	3	541,550	0.35
11.001-11.500	3	854,776	0.56
11.501-12.000	6	1,655,925	1.08
12.001-12.500	14	2,770,579	1.81
12.501-13.000	22	4,857,464	3.17
13.001-13.500	42	9,358,022	6.10
13.501-14.000	100	20,377,522	13.29
14.001-14.500	114	23,861,844	15.56
14.501-15.000	146	26,014,781	16.96
15.001-15.500	128	21,766,742	14.19
15.501-16.000	110	17,940,130	11.70
16.001-16.500	60	8,640,079	5.63
16.501-17.000	41	5,575,385	3.64
17.001-17.500	23	3,107,092	2.03
17.501-18.000	24	2,827,304	1.84
18.001-18.500	11	1,830,218	1.19
18.501-19.000	5	645,701	0.42
19.001-19.500	2	230,740	0.15
Total	857	$153,356,269	100.00%

The weighted average maximum mortgage rate of the Group I Mortgage Loans is approximately 14.847%.

Minimum Mortgage Rate of the Adjustable-Rate Loans
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.000 and below	18	$3,394,014	2.21%
4.001-4.500	16	2,739,250	1.79
4.501-5.000	119	30,280,290	19.75
5.001-5.500	235	39,379,040	25.68
5.501-6.000	233	43,188,305	28.16
6.001-6.500	96	13,456,386	8.77
6.501-7.000	60	10,690,702	6.97
7.001-7.500	64	7,395,709	4.82
7.501-8.000	7	1,167,691	0.76
8.001-8.500	6	1,105,382	0.72
9.001-9.500	2	334,500	0.22
9.501-10.000	1	225,000	0.15
Total	857	$153,356,269	100.00%

The weighted average minimum mortgage rate of the Group I Mortgage Loans is approximately 5.699%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS
Mortgage Loans and Subsequent Mortgage Loans in Loan Group I

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
July 2007	2	$236,268	0.15%
September 2007	1	40,891	0.03
December 2007	2	462,650	0.30
January 2008	2	588,789	0.38
February 2008	2	555,600	0.36
March 2008	25	5,082,310	3.31
April 2008	199	34,926,614	22.77
May 2008	230	41,355,434	26.97
June 2008	236	41,608,907	27.13
July 2008	50	8,279,430	5.40
February 2009	3	443,176	0.29
March 2009	3	516,272	0.34
April 2009	25	3,722,673	2.43
May 2009	16	2,545,237	1.66
June 2009	15	2,922,594	1.91
July 2009	3	603,000	0.39
February 2011	2	312,000	0.20
March 2011	6	1,264,781	0.82
April 2011	14	2,706,545	1.76
May 2011	10	2,351,347	1.53
June 2011	7	1,818,300	1.19
July 2011	4	1,013,450	0.66
Total	857	$153,356,269	100.00%

The weighted average number of months to the next adjustment date for the Group I Mortgage Loans is approximately 26 months.

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP II

The Mortgage Loans to be included in loan group II consist of 1,226 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance of $191,068,390, subject to a permitted variance of plus or minus 5%. The Mortgage Loans included in loan group II have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).

CURRENT PRINCIPAL BALANCE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.01-50,000.00	162	$5,475,737	2.87%
50,000.01-100,000.00	216	16,899,776	8.84
100,000.01-150,000.00	281	35,088,552	18.36
150,000.01-200,000.00	228	39,909,238	20.89
200,000.01-250,000.00	145	32,780,726	17.16
250,000.01-300,000.00	97	26,354,119	13.79
300,000.01-350,000.00	47	15,269,168	7.99
350,000.01-400,000.00	43	16,284,222	8.52
400,000.01-450,000.00	5	2,047,940	1.07
450,000.01-500,000.00	2	958,911	0.50
Total	1,226	$191,068,390	100.00%

The average current principal balance of the Group II Mortgage Loans is approximately $155,847.

Mortgage rate
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.001-4.500	1	$103,920	0.05%
5.501-6.000	7	1,451,305	0.76
6.001-6.500	18	3,877,806	2.03
6.501-7.000	39	7,223,770	3.78
7.001-7.500	74	14,672,146	7.68
7.501-8.000	142	26,802,727	14.03
8.001-8.500	123	23,941,372	12.53
8.501-9.000	184	31,137,772	16.30
9.001-9.500	184	26,719,952	13.98
9.501-10.000	155	21,064,311	11.02
10.001-10.500	115	12,339,359	6.46
10.501-11.000	69	8,555,053	4.48
11.001-11.500	39	5,235,351	2.74
11.501-12.000	42	4,564,222	2.39
12.001-12.500	25	2,764,057	1.45
12.501-13.000	7	342,524	0.18
13.001-13.500	2	272,742	0.14
Total	1,226	$191,068,390	100.00%

The weighted average mortgage rate of the Group II Mortgage Loans is approximately 8.918%.

FICO SCORE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
500 and below	13	$1,654,327	0.87%
501-520	87	13,194,500	6.91
521-540	106	17,046,110	8.92
541-560	122	20,698,198	10.83
561-580	125	21,672,619	11.34
581-600	125	21,528,663	11.27
601-620	187	29,952,231	15.68
621-640	118	21,137,644	11.06
641-660	96	16,986,405	8.89
661-680	76	11,716,462	6.13
681-700	69	6,510,960	3.41
701-720	45	3,432,164	1.80
721-740	35	2,384,360	1.25
741-760	12	1,360,583	0.71
761-780	7	874,499	0.46
781-800	3	918,667	0.48
Total	1,226	$191,068,390	100.00%

The non-zero weighted average FICO score of the Group II Mortgage Loans is approximately 600.

Credit Levels
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	150	$7,569,755	3.96%
1++	683	116,703,473	61.08
1+	110	20,704,680	10.84
1	71	11,605,102	6.07
2	63	11,628,265	6.09
3	52	7,745,586	4.05
4	97	15,111,529	7.91
Total	1,226	$191,068,390	100.00%

LIEN STATUS
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
First Lien	1,093	$186,236,816	97.47%
Second Lien	133	4,831,573	2.53
Total	1,226	$191,068,390	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS (1)
Mortgage Loans nd Subsequent Mortgage Loans in Loan Group II

Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
50.00 and below	77	$10,185,157	5.33%
50.01-55.00	34	6,164,840	3.23
55.01-60.00	39	6,426,101	3.36
60.01-65.00	60	11,179,716	5.85
65.01-70.00	131	22,469,397	11.76
70.01-75.00	93	17,643,653	9.23
75.01-80.00	264	44,290,322	23.18
80.01-85.00	117	19,862,842	10.40
85.01-90.00	261	34,230,900	17.92
90.01-95.00	81	10,156,177	5.32
95.01-100.00	69	8,459,285	4.43
Total	1,226	$191,068,390	100.00%

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien mortgage loans.

The weighted average original loan-to-value ratio of the Group II Mortgage Loans is approximately 77.17%.

type of documentation program
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Full	644	$97,166,637	50.85%
Limited Income & Asset	24	4,344,685	2.27
Stated Doc	558	89,557,068	46.87
Total	1,226	$191,068,390	100.00%

LOAN PURPOSE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Purchase	277	$32,194,643	16.85%
Refinance-Rate Term	88	11,728,424	6.14
Cashout	861	147,145,323	77.01
Total	1,226	$191,068,390	100.00%

OCCUPANCY TYPE (1)
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Owner Occupied	1,113	$174,189,969	91.17%
Second Home	12	2,213,646	1.16
Investor Occupied	101	14,664,774	7.68
Total	1,226	$191,068,390	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

property type
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Single Family Residence	888	$135,644,062	70.99%
PUD	140	24,931,397	13.05
2 Unit	58	10,949,415	5.73
Condo Unit	80	10,667,749	5.58
Townhouse	35	3,459,092	1.81
3 Unit	13	3,132,197	1.64
High Rise Condo	9	1,555,111	0.81
4 Unit	3	729,367	0.38
Total	1,226	$191,068,390	100.00%

STATE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Florida	142	$21,774,064	11.40%
New York	85	19,859,482	10.39
New Jersey	96	17,529,738	9.17
California	98	17,304,432	9.06
Maryland	76	14,546,355	7.61
Illinois	69	11,950,625	6.25
Georgia	70	10,759,910	5.63
Virginia	47	8,128,556	4.25
Massachusetts	36	7,906,856	4.14
Michigan	59	6,629,928	3.47
Other	448	54,678,445	28.62
Total	1,226	$191,068,390	100.00%

ZIP CODE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
07111	4	$923,498	0.48%
11706	3	907,282	0.47
07106	4	802,002	0.42
20772	3	767,634	0.40
10473	4	721,015	0.38
07731	3	702,359	0.37
60056	2	692,551	0.36
30058	4	653,222	0.34
94621	2	651,639	0.34
20906	3	646,840	0.34
Other	1,194	183,600,348	96.09
Total	1,226	$191,068,390	100.00%

remaining term to maturity
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
180 and below	149	$6,510,092	3.41%
181-240	1	66,814	0.03
241-360	1076	184,491,483	96.56
Total	1,226	$191,068,390	100.00%

The weighted average term to maturity of the Group II Mortgage Loans is approximately 353 months.

PRODUCT TYPE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
15 Year Fixed	19	$1,813,360	0.95%
20 Year Fixed	1	66,814	0.03
30 Year Fixed	152	22,281,067	11.66
Fixed-30/15 Balloon	130	4,696,732	2.46
Fixed-40/30 Balloon	16	2,940,787	1.54
2/6 Month LIBOR	590	95,543,512	50.00
2/6 Month LIBOR-24 Month IO	6	1,425,740	0.75
2/6 Month LIBOR-120 Month IO	96	21,227,692	11.11
2/6 Month LIBOR-40/30 Balloon	112	23,277,581	12.18
3/6 Month LIBOR	8	846,107	0.44
3/6 Month LIBOR-36 Month IO	1	187,150	0.10
3/1 ARM 1 Year LIBOR	42	7,166,199	3.75
3/1 ARM 1 Year LIBOR-120 Month IO	7	1,155,474	0.60
3/1 ARM 1 Year LIBOR-40/30 Balloon	4	900,985	0.47
5/6 Month LIBOR	2	277,883	0.15
5/6 Month LIBOR-120 Month IO	3	632,283	0.33
5/1 ARM 1 Year LIBOR	16	2,802,442	1.47
5/1 ARM 1 Year LIBOR-60 Month IO	1	127,406	0.07
5/1 ARM 1 Year LIBOR-120 Month IO	17	3,273,330	1.71
5/1 ARM 1 Year LIBOR-40/30 Balloon	3	425,846	0.22
Total	1,226	$191,068,390	100.00%

Prepayment Charge Term
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	471	$79,736,967	41.73%
12	50	9,439,250	4.94
24	396	62,348,319	32.63
36	309	39,543,853	20.70
Total	1,226	$191,068,390	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.001-1.500	7	$911,736	0.57%
1.501-2.000	54	9,297,672	5.84
2.001-2.500	1	123,437	0.08
2.501-3.000	804	141,397,594	88.78
4.501-5.000	42	7,539,190	4.73
Total	908	$159,269,629	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.501-1.000	809	$142,307,760	89.35%
1.001-1.500	8	986,751	0.62
1.501-2.000	90	15,851,682	9.95
2.001-2.500	1	123,437	0.08
Total	908	$159,269,629	100.00%

Gross Margin of the Adjustable-Rate Loans
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.000 and below	40	$7,332,996	4.60%
4.001-4.500	18	3,533,309	2.22
4.501-5.000	89	22,994,391	14.44
5.001-5.500	289	47,697,068	29.95
5.501-6.000	231	42,042,481	26.4
6.001-6.500	93	12,402,668	7.79
6.501-7.000	69	13,710,278	8.61
7.001-7.500	77	9,433,937	5.92
7.501-8.000	2	122,500	0.08
Total	908	$159,269,629	100.00%

The weighted average gross margin of the Group II Mortgage Loans is approximately 5.639%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
10.001-10.500	5	$704,106	0.44%
10.501-11.000	5	684,234	0.43
11.001-11.500	6	916,214	0.58
11.501-12.000	10	1,621,321	1.02
12.001-12.500	15	3,709,175	2.33
12.501-13.000	23	4,587,069	2.88
13.001-13.500	43	8,979,696	5.64
13.501-14.000	109	22,145,544	13.90
14.001-14.500	110	22,039,749	13.84
14.501-15.000	149	26,287,164	16.50
15.001-15.500	129	22,772,376	14.30
15.501-16.000	106	16,805,263	10.55
16.001-16.500	74	9,713,262	6.10
16.501-17.000	47	7,315,132	4.59
17.001-17.500	30	4,784,391	3.00
17.501-18.000	29	3,815,287	2.40
18.001-18.500	14	1,980,936	1.24
18.501-19.000	2	135,968	0.09
19.001-19.500	2	272,742	0.17
Total	908	$159,269,629	100.00%

The weighted average maximum mortgage rate of the Group II Mortgage Loans is approximately 14.883%.

Minimum Mortgage Rate of the Adjustable-Rate Loans
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.000 and below	38	$6,753,796	4.24%
4.001-4.500	17	3,354,349	2.11
4.501-5.000	88	22,694,391	14.25
5.001-5.500	287	47,598,734	29.89
5.501-6.000	229	41,684,251	26.17
6.001-6.500	95	12,866,348	8.08
6.501-7.000	68	13,354,628	8.38
7.001-7.500	78	9,502,037	5.97
7.501-8.000	2	122,500	0.08
8.001-8.500	3	635,650	0.40
8.501-9.000	3	702,944	0.44
Total	908	$159,269,629	100.00%

The weighted average minimum mortgage rate of the Group II Mortgage Loans is approximately 5.672%.

Next Rate Adjustment Date of the Adjustable-Rate Loans
Mortgage Loans and Subsequent Mortgage Loans in Loan Group II

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
June 2007	1	$103,597	0.07%
July 2007	3	571,825	0.36
January 2008	3	502,109	0.32
February 2008	10	2,239,898	1.41
March 2008	37	7,524,870	4.72
April 2008	202	36,369,531	22.84
May 2008	257	45,063,686	28.29
June 2008	231	38,567,911	24.22
July 2008	60	10,531,097	6.61
March 2009	3	491,547	0.31
April 2009	25	3,941,177	2.47
May 2009	13	2,286,691	1.44
June 2009	16	2,645,400	1.66
July 2009	5	891,100	0.56
February 2011	4	757,046	0.48
March 2011	5	833,438	0.52
April 2011	14	2,918,731	1.83
May 2011	9	1,491,533	0.94
June 2011	9	1,488,942	0.93
July 2011	1	49,500	0.03
Total	908	$159,269,629	100.00%

The weighted average number of months to the next adjustment date for the Group II Mortgage Loans is approximately 25 months.

MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN GROUP III

The Mortgage Loans to be included in loan group III consist of 1,967 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance of $383,400,483, subject to a permitted variance of plus or minus 5%. The Mortgage Loans included in loan group III have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).

CURRENT PRINCIPAL BALANCE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Range of Current Mortgage Loan Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.01-50,000.00	175	$6,262,144	1.63%
50,000.01-100,000.00	406	30,350,301	7.92
100,000.01-150,000.00	326	40,570,318	10.58
150,000.01-200,000.00	289	50,919,551	13.28
200,000.01-250,000.00	212	47,634,903	12.42
250,000.01-300,000.00	181	50,084,039	13.06
300,000.01-350,000.00	108	34,848,655	9.09
350,000.01-400,000.00	103	38,582,753	10.06
400,000.01-450,000.00	67	28,892,808	7.54
450,000.01-500,000.00	53	25,580,487	6.67
500,000.01-550,000.00	16	8,379,302	2.19
550,000.01-600,000.00	12	6,914,992	1.80
600,000.01-650,000.00	6	3,823,800	1.00
650,000.01-700,000.00	1	670,500	0.17
700,000.01-750,000.00	7	5,097,121	1.33
800,000.01-850,000.00	1	824,000	0.21
950,000.01-1,000,000.00	4	3,964,811	1.03
Total	1,967	$383,400,483	100.00%

The average current principal balance of the Group III Mortgage Loans is approximately $194,916.

Mortgage rate
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Current Gross Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.001-4.500	1	$492,800	0.13%
4.501-5.000	2	980,000	0.26
5.001-5.500	9	2,956,807	0.77
5.501-6.000	35	10,483,391	2.73
6.001-6.500	112	29,267,327	7.63
6.501-7.000	194	53,543,815	13.97
7.001-7.500	195	47,788,558	12.46
7.501-8.000	260	60,866,708	15.88
8.001-8.500	213	45,798,995	11.95
8.501-9.000	233	41,170,990	10.74
9.001-9.500	201	30,270,284	7.90
9.501-10.000	222	31,768,085	8.29
10.001-10.500	120	12,326,146	3.21
10.501-11.000	69	6,436,539	1.68
11.001-11.500	34	2,898,155	0.76
11.501-12.000	34	3,701,949	0.97
12.001-12.500	12	1,363,697	0.36
12.501-13.000	8	571,675	0.15
13.001-13.500	4	361,023	0.09
13.501-14.000	7	293,949	0.08
14.001-14.500	2	59,590	0.02
Total	1,967	$383,400,483	100.00%

The weighted average mortgage rate of the Group III Mortgage Loans is approximately 8.105%.

FICO SCORE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
500 and below	6	$872,832	0.23%
501-520	69	10,016,005	2.61
521-540	111	17,499,172	4.56
541-560	147	24,797,444	6.47
561-580	145	26,001,681	6.78
581-600	207	41,013,057	10.70
601-620	329	66,147,118	17.25
621-640	232	49,947,433	13.03
641-660	161	35,101,001	9.16
661-680	134	33,018,761	8.61
681-700	153	26,790,993	6.99
701-720	115	17,750,984	4.63
721-740	87	16,711,989	4.36
741-760	44	9,266,787	2.42
761-780	13	3,917,671	1.02
781-800	12	4,103,349	1.07
801-820	2	444,208	0.12
Total	1,967	$383,400,483	100.00%

The non-zero weighted average FICO score of the Group III Mortgage Loans is approximately 630.

Credit Levels
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Credit Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	232	$31,703,673	8.27%
1++	1,265	266,526,683	69.52
1+	186	36,029,837	9.40
1	95	21,198,323	5.53
2	59	8,917,327	2.33
3	58	8,724,147	2.28
4	72	10,300,494	2.69
Total	1,967	$383,400,483	100.00%

LIEN STATUS
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Lien Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
First Lien	1,763	$370,302,658	96.58%
Second Lien	204	13,097,825	3.42
Total	1,967	$383,400,483	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS (1)
Mortgage Loans nd Subsequent Mortgage Loans in Loan Group III

Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
50.00 and below	84	$12,791,259	3.34%
50.01-55.00	21	3,707,771	0.97
55.01-60.00	49	8,970,195	2.34
60.01-65.00	72	16,695,980	4.35
65.01-70.00	114	22,096,057	5.76
70.01-75.00	115	21,077,949	5.50
75.01-80.00	745	177,797,601	46.37
80.01-85.00	148	27,120,748	7.07
85.01-90.00	297	45,026,733	11.74
90.01-95.00	107	18,952,867	4.94
95.01-100.00	215	29,163,324	7.61
Total	1,967	$383,400,483	100.00%

(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien mortgage loans.

The weighted average original loan-to-value ratio of the Group III Mortgage Loans is approximately 79.82%.

type of documentation program
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Type of Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Full	943	$171,661,320	44.77%
Limited Income & Assets	27	7,037,738	1.84
Stated Doc	942	192,974,112	50.33
No Ratio	15	3,285,767	0.86
No Income No Assets	22	4,875,645	1.27
No Doc	18	3,565,901	0.93
Total	1,967	$383,400,483	100.00%

LOAN PURPOSE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Purchase	1,087	$221,972,365	57.90%
Refinance-Rate Term	94	14,583,820	3.80
Cashout	786	146,844,298	38.30
Total	1,967	$383,400,483	100.00%

OCCUPANCY TYPE (1)
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Owner Occupied	1,823	$364,775,746	95.14%
Second Home	13	3,621,911	0.94
Investor Occupied	131	15,002,827	3.91
Total	1,967	$383,400,483	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

property type
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Single Family Residence	1,307	$245,861,598	64.13%
PUD	337	74,096,677	19.33
Condo Unit	128	25,168,836	6.56
2 Unit	113	23,593,732	6.15
Townhouse	49	6,675,559	1.74
4 Unit	10	3,353,405	0.87
3 Unit	11	3,245,838	0.85
High Rise Condo	12	1,404,839	0.37
Total	1,967	$383,400,483	100.00%

STATE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
California	290	$80,271,904	20.94%
Florida	286	59,306,910	15.47
New York	116	35,631,403	9.29
New Jersey	93	24,452,527	6.38
Texas	152	18,416,206	4.80
Virginia	81	16,248,628	4.24
Maryland	78	16,165,638	4.22
Georgia	97	15,542,591	4.05
Massachusetts	47	13,365,715	3.49
Illinois	65	11,964,423	3.12
Other	662	92,034,538	24.00
Total	1,967	$383,400,483	100.00%

ZIP CODE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Zip Code	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
92223	6	$2,017,231	0.53%
07726	4	1,686,986	0.44
11413	4	1,410,845	0.37
33142	7	1,374,242	0.36
33909	6	1,313,405	0.34
93535	4	1,241,492	0.32
95132	4	1,198,601	0.31
92879	3	1,170,897	0.31
02909	4	1,146,234	0.30
92154	3	1,087,163	0.28
Other	1,922	369,753,388	96.44
Total	1,967	$383,400,483	100.00%

remaining term to maturity
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Remaining Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
180 and below	120	$9,247,948	2.41%
181 - 240	4	308,297	0.08
241 - 360	1,843	373,844,239	97.51
Total	1,967	$383,400,483	100.00%

The weighted average term to maturity of the Group III Mortgage Loans is approximately 356 months.

PRODUCT TYPE
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
10 Year Fixed	1	$113,503	0.03%
15 Year Fixed	25	2,892,424	0.75
15 Year Fixed-60 Month IO	1	238,000	0.06
20 Year Fixed	4	308,297	0.08
30 Year Fixed	264	43,659,018	11.39
30 Year Fixed-120 Month IO	184	23,516,004	6.13
Fixed-30/10 Balloon	1	168,935	0.04
Fixed-30/15 Balloon	93	6,004,021	1.57
Fixed-40/30 BALLOON	17	2,949,538	0.77
2/6 Month LIBOR	765	135,909,838	35.45
2/6 Month LIBOR-24 Month IO	15	4,819,255	1.26
2/6 Month LIBOR-60 Month IO	1	217,000	0.06
2/6 Month LIBOR-120 Month IO	239	72,327,260	18.86
2/6 Month LIBOR-40/30 Balloon	143	38,625,138	10.07
3/6 Month LIBOR	42	6,099,436	1.59
3/6 Month LIBOR-120 Month IO	18	4,622,587	1.21
3/1 ARM 1 Year LIBOR	36	6,143,381	1.60
3/1 ARM 1 Year LIBOR-120 Month IO	14	4,399,623	1.15
3/1 ARM 1 Year LIBOR-40/30 Balloon	8	2,092,617	0.55
3/1 ARM 1 Year CMT-40/30 Balloon	1	264,585	0.07
5/6 Month LIBOR	3	469,143	0.12
5/6 Month LIBOR-120 Month IO	14	4,110,967	1.07
5/1 ARM 1 Year LIBOR	16	3,914,587	1.02
5/1 ARM 1 Year LIBOR-120 Month IO	58	18,596,252	4.85
5/1 ARM 1 Year LIBOR-40/30 Balloon	4	939,074	0.24
Total	1967	$383,400,483	100.00%

Prepayment Charge Term
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Prepayment Charge Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0	732	$141,718,968	36.96%
12	104	25,991,389	6.78
24	678	135,464,851	35.33
36	450	78,614,746	20.50
60	3	1,610,529	0.42
Total	1,967	$383,400,483	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1.001-1.500	47	$7,210,548	2.38%
1.501-2.000	73	16,792,467	5.53
2.501-3.000	1,156	249,045,839	82.04
3.501-4.000	2	467,419	0.15
4.001-4.500	1	372,000	0.12
4.501-5.000	97	28,926,473	9.53
6.001-6.500	1	736,000	0.24
Total	1,377	$303,550,744	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.501-1.000	1,177	$255,189,286	84.07%
1.001-1.500	54	9,205,179	3.03
1.501-2.000	144	38,688,861	12.75
2.501-3.000	2	467,419	0.15
Total	1,377	$303,550,744	100.00%

Gross Margin of the Adjustable-Rate Loans
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.000 and below	194	$57,862,722	19.06%
4.001-4.500	89	21,895,652	7.21
4.501-5.000	176	47,284,765	15.58
5.001-5.500	356	71,502,796	23.56
5.501-6.000	282	59,516,508	19.61
6.001-6.500	118	19,583,490	6.45
6.501-7.000	75	14,477,733	4.77
7.001-7.500	60	7,487,303	2.47
7.501-8.000	16	1,854,189	0.61
8.001-8.500	9	1,871,999	0.62
8.501-9.000	2	213,586	0.07
Total	1,377	$303,550,744	100.00%

The weighted average gross margin of the Group III Mortgage Loans is approximately 5.144%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Maximum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
8.501-9.000	1	$280,000	0.09%
9.001-9.500	1	121,600	0.04
9.501-10.000	2	187,083	0.06
10.001-10.500	3	961,498	0.32
10.501-11.000	6	2,025,808	0.67
11.001-11.500	19	6,697,039	2.21
11.501-12.000	39	13,114,054	4.32
12.001-12.500	56	16,456,776	5.42
12.501-13.000	108	30,450,854	10.03
13.001-13.500	136	36,640,707	12.07
13.501-14.000	187	47,982,016	15.81
14.001-14.500	161	37,804,867	12.45
14.501-15.000	183	36,932,473	12.17
15.001-15.500	138	25,038,825	8.25
15.501-16.000	159	25,034,425	8.25
16.001-16.500	87	11,056,386	3.64
16.501-17.000	41	6,326,357	2.08
17.001-17.500	22	2,455,336	0.81
17.501-18.000	15	2,451,733	0.81
18.001-18.500	7	988,558	0.33
18.501-19.000	3	269,275	0.09
19.001-19.500	3	275,073	0.09
Total	1,377	$303,550,744	100.00%

The weighted average maximum mortgage rate of the Group III Mortgage Loans is approximately 14.116%.

Minimum Mortgage Rate of the Adjustable-Rate Loans
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Minimum Mortgage Rate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
4.000 and below	186	$55,067,946	18.14%
4.001-4.500	93	23,569,652	7.76
4.501-5.000	177	47,476,765	15.64
5.001-5.500	345	70,026,546	23.07
5.501-6.000	273	58,319,898	19.21
6.001-6.500	114	19,222,660	6.33
6.501-7.000	84	16,428,332	5.41
7.001-7.500	68	8,480,405	2.79
7.501-8.000	20	2,380,927	0.78
8.001-8.500	10	1,926,916	0.63
8.501-9.000	7	650,697	0.21
Total	1,377	$303,550,744	100.00%

The weighted average minimum mortgage rate of the Group III Mortgage Loans is approximately 5.178%.

Next Rate Adjustment Date of the Adjustable-Rate Loans
Mortgage Loans and Subsequent Mortgage Loans in Loan Group III

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
June 2006	2	$300,799	0.10%
July 2006	2	236,235	0.08
August 2006	5	824,052	0.27
September 2006	12	1,498,357	0.49
October 2006	23	3,348,597	1.10
November 2006	12	1,268,977	0.42
December 2006	3	426,613	0.14
January 2007	4	578,625	0.19
February 2007	3	336,331	0.11
March 2007	4	865,275	0.29
April 2007	9	1,590,819	0.52
May 2007	13	1,962,206	0.65
June 2007	10	2,783,593	0.92
July 2007	11	1,474,673	0.49
August 2007	17	4,374,006	1.44
September 2007	24	4,144,920	1.37
October 2007	2	206,154	0.07
November 2007	2	277,645	0.09
December 2007	2	252,446	0.08
January 2008	5	1,030,367	0.34
February 2008	22	7,354,830	2.42
March 2008	51	13,838,541	4.56
April 2008	269	61,430,828	20.24
May 2008	248	51,730,844	17.04
June 2008	298	67,662,208	22.29
July 2008	108	21,208,645	6.99
September 2008	1	670,500	0.22
October 2008	1	90,316	0.03
November 2008	4	842,108	0.28
January 2009	32	5,413,070	1.78
February 2009	6	889,361	0.29
March 2009	8	1,782,640	0.59
April 2009	25	5,132,216	1.69
May 2009	20	4,788,417	1.58
June 2009	15	2,734,911	0.90
July 2009	6	1,077,000	0.35
August 2010	1	117,623	0.04
October 2010	3	557,776	0.18
November 2010	3	834,000	0.27
December 2010	2	858,597	0.28
February 2011	10	2,776,068	0.91
March 2011	21	7,114,949	2.34
April 2011	34	10,212,708	3.36
May 2011	14	3,908,417	1.29
June 2011	9	2,448,481	0.81
July 2011	1	295,000	0.10
Total	1,377	$303,550,744	100.00%

The weighted average number of months to the next adjustment date for the Group III Mortgage Loans is approximately 26 months.